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                                                                   EXHIBIT 10(i)

                                   SCHEDULE II

         Ferro Corporation has entered into an executive employment agreement with Hector R. Ortino which is substantially identical in all material respects to the Form of Amended and Restated Executive Employment Agreement (Exhibit 10(a) to Ferro Corporation's Form 10-Q for the three months ended March 31,
1998), except the lump sum severance payment for Mr. Ortino is equal to a full year's compensation (base salary and incentive compensation) multiplied by three.

         Beginning in 1999, the Company discontinued its practice of signing executive employment agreements. The Company has entered into change in control agreements substantially identical with its form of change in control agreement (Exhibit 10(j) to Ferro Corporation's Form 10-K for the year ended December 31,
2000) with the following executive officers:

                                 James C. Bays
                                M. Craig Benson
                                Thomas M. Gannon
                                 Dale G. Kramer
                                Robert W. Martel
                                Millicent W. Pitts

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